                                 HIGHMARK FUNDS

                       Supplement dated February 21, 2002
      to the Statement of Additional Information dated November 30, 2001.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE STATEMENT OF ADDITIONAL INFORMATION.

1. Under the heading "Purchases Through Financial Institutions" on page B-49 the following information has been inserted after the third paragraph:

    The Funds of the Trust participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after accepted by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

2. Under the heading "Sub-Advisers" on page B-66 the second paragraph has been deleted and replaced with the following:

           INTERNATIONAL EQUITY FUND. Pursuant to a sub-advisory agreement dated February 28, 2001, between the Adviser and Deutsche Asset Management, Inc. ("Deutsche"), Deutsche provides investment advisory services to the International Equity Fund. Under its sub-advisory agreement, Deutsche is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund allocated to Deutsche as follows:

           FUND ASSETS           RATE AS A PERCENTAGE OF AVERAGE NET ASSETS
           -----------           ------------------------------------------
           Up to $250 million                      0.60%
           Over $250 million                       0.50%

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.
HMK-SK-004-01